                                                                    EXHIBIT 99.2

CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
---------------------------------------              ---------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                          JUNE 20, 2002
---------------------------------------              ---------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
---------------------------------------              ---------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          JUNE 20, 2002
---------------------------------------              ---------------------------
Printed Name of Preparer                                        Date

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 1

CASE NUMBER:      401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED              MONTH               MONTH
ASSETS                                                        AMOUNT              APR-02              MAY-02             MONTH
------                                                     -----------         -----------         -----------         ---------
1.   Unrestricted Cash (FOOTNOTE)                            6,557,974           2,814,595           2,848,474
2.   Restricted Cash (FOOTNOTE)                                                                      2,017,771
3.   Total Cash                                              6,557,974           2,814,595           4,866,245
4.   Accounts Receivable (Net) (FOOTNOTE)                                          300,000             300,000
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses (FOOTNOTE)                             3,450,681             306,786             252,207
8.   Other (Attach List)                                       263,606                   0                   0
9.   Total Current Assets                                   10,272,261           3,421,381           5,418,452
10.  Property, Plant & Equipment                             3,285,885                   0                   0
11.  Less: Accumulated Depreciation/Depletion               (1,753,163)                  0                   0
12.  Net Property, Plant & Equipment                         1,532,722                   0                   0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)           36,082                   0                   0
15.  Other (Attach List) (FOOTNOTE)                        153,399,371          39,971,438          39,971,438
16.  Total Assets                                          165,240,436          43,392,819          45,389,890

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable (FOOTNOTE)                                                        5,221               5,221
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List) (FOOTNOTE)                                              1,741,659           1,741,659
23.  Total Post Petition Liabilities                                             1,746,880           1,746,880

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                75,885,064          13,768,129          13,858,277
25.  Priority Debt (FOOTNOTE)                                  200,832                   0                   0
26.  Unsecured Debt                                          1,779,701           1,377,554           1,377,554
27.  Other (Attach List)                                   242,243,558         169,690,483         171,707,344
28.  Total Pre Petition Liabilities                        320,109,155         184,836,166         186,943,175
29.  Total Liabilities                                     320,109,155         186,583,046         188,690,055


EQUITY

30.  Pre Petition Owners' Equity                                              (154,868,719)       (154,868,719)
31.  Post Petition Cumulative Profit Or (Loss)                                  (6,299,498)         (6,319,289)
32.  Direct Charges To Equity (Attach Explanation FOOTNOTE)                     17,977,990          17,887,843
33.  Total Equity                                                             (143,190,227)       (143,300,165)
34.  Total Liabilities and Equity                                               43,392,819          45,389,890

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED              MONTH               MONTH
ASSETS                                                        AMOUNT              APR-02              MAY-02             MONTH
------                                                     -----------         -----------         -----------         ---------
A.  Security Deposit                                             8,794                   0                   0
B.  Cash Surrender Value: Life Ins.                            254,812                   0                   0
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                    263,606                   0                   0

A.  Organizational Costs                                        36,082                   0                   0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                          36,082                   0                   0

A.  Intercompany Receivables                               113,743,558                   0                   0
B.  Intercompany Royalties                                  39,655,813          39,971,438          39,971,438
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                               153,399,371          39,971,438          39,971,438

POST PETITION LIABILITIES
A.  Accrued Liabilities Other                                                      409,909             409,909
B.  Deferred Compensation                                                          960,371             960,371
C.  Accrued Health Claims                                                          371,379             371,379
D.
E.
F.
G.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                            1,741,659           1,741,659

PRE PETITION LIABILITIES
A.  Intercompany Payables (FOOTNOTE)                       113,743,558          41,190,483          43,207,344
B.  10 3/8% Senior Sub. Notes                              105,000,000         105,000,000         105,000,000
C.  Sr. Sub. Exchangeable Notes                             23,500,000          23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                      242,243,558         169,690,483         171,707,344

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40788-BJH-11

INCOME STATEMENT

                                                               MONTH               MONTH                                QUARTER
REVENUES                                                      APR-02              MAY-02              MONTH              TOTAL
--------                                                   -----------         -----------         -----------         ---------
1.   Gross Revenues                                                                                                            0
2.   Less: Returns & Discounts                                                                                                 0
3.   Net Revenue                                                     0                   0                                     0

COST OF GOODS SOLD

4.   Material                                                                                                                  0
5.   Direct Labor                                                                                                              0
6.   Direct Overhead                                                                                                           0
7.   Total Cost Of Goods Sold                                        0                   0                                     0
8.   Gross Profit                                                    0                   0                                     0

OPERATING EXPENSES

9.   Officer / Insider Compensation                             11,698              12,336                                24,034
10.  Selling & Marketing                                                                                                       0
11.  General & Administrative                                    2,414               1,975                                 4,389
12.  Rent & Lease                                                4,820               4,820                                 9,640
13.  Other (Attach List)                                         8,227               6,844                                15,071
14.  Total Operating Expenses                                   27,159              25,975                                53,134
15.  Income Before Non-Operating
     Income & Expense                                          (27,159)            (25,975)                              (53,134)

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                            15,742               6,184                                21,926
17.  Non-Operating Expense (Att List)                                0                   0                                     0
18.  Interest Expense                                                                                                          0
19.  Depreciation / Depletion                                                                                                  0
20.  Amortization                                                                                                              0
21.  Other (Attach List)                                                                                                       0
22.  Net Other Income & Expenses                                15,742               6,184                                21,926

REORGANIZATION EXPENSES

23.  Professional Fees                                         144,752                   0                               144,752
24.  U.S. Trustee Fees                                           6,000                   0                                 6,000
25.  Other (Attach List)                                                                                                       0
26.  Total Reorganization Expenses                             150,752                   0                               150,752
27.  Income Tax                                                                                                                0
28.  Net Profit (Loss)                                        (162,169)            (19,791)                             (181,960)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 2

INCOME STATEMENT

                                                               MONTH               MONTH                                QUARTER
OPERATING EXPENSES                                            APR-02              MAY-02              MONTH              TOTAL
------------------                                         -----------         -----------         -----------         ---------
A.  Utilities & Telephone                                          170                 342                                   512
B.  Payroll Taxes                                                6,934               5,658                                12,592
C.  Contract Labor                                                 225                   0                                   225
D.  Insurance                                                      898                 844                                 1,742
E.                                                                                                                             0
TOTAL OTHER OPERATING EXPENSES - LINE 13                         8,227               6,844                                15,071

OTHER INCOME & EXPENSES

A.  Bad Debt Collection                                         15,742                                                    15,742
B.  Interest Income                                                                  4,754                                 4,754
C.  Miscellaneous Income                                                             1,430                                 1,430
D.                                                                                                                             0
E.                                                                                                                             0
TOTAL NON-OPERATING INCOME - LINE 16                            15,742               6,184                                21,926

A.                                                                                                                             0
B.                                                                                                                             0
C.                                                                                                                             0
D.                                                                                                                             0
E.                                                                                                                             0
TOTAL NON-OPERATING EXPENSE - LINE 17                                0                   0                                     0

REORGANIZATION EXPENSES

A.                                                                                                                             0
B.                                                                                                                             0
C.                                                                                                                             0
D.                                                                                                                             0
E.                                                                                                                             0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                        0                   0                                     0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40788-BJH-11

CASH RECEIPTS AND                                              MONTH               MONTH                                QUARTER
DISBURSEMENTS                                                 APR-02              MAY-02              MONTH              TOTAL
-------------                                              -----------         -----------         -----------         ---------
1.   Cash - Beginning Of Month                                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.         SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2002
CASE NUMBER:      401-40788-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP       MFG         MGMT       HOLDING     COMP     KEVCO INC      TOTAL
                                              -------    ---------    ---------    -------    ------    ---------    ---------
1.  CASH - BEGINNING OF MONTH                      --           --    2,814,595       --        --          --       2,814,595

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                     --           --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                   --           --                                                          --
4.  POST PETITION                                               --                                                          --

5.  TOTAL OPERATING RECEIPTS                       --           --           --       --        --          --              --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                            --                                                          --
7.  SALE OF ASSETS                            693,616    1,323,245                                                   2,016,861
8.  OTHER                                          --           --       60,763       --        --          --          60,763
      INTERCOMPANY TRANSFERS                 (693,616)  (1,323,245)   2,016,861       --                                    --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PREPAID REFUND                                             54,579
              MISC.                                                       1,430                 --
              INTEREST INCOME                                   --        4,754

9.  TOTAL NON OPERATING RECEIPTS                   --           --    2,077,624       --        --          --       2,077,624

10. TOTAL RECEIPTS                                 --           --    2,077,624       --        --          --       2,077,624

11. CASH AVAILABLE                                 --           --    4,892,219       --        --          --       4,892,219

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                          12,336                                         12,336
13. PAYROLL TAXES PAID                                          --        5,658                                          5,658
14. SALES, USE & OTHER TAXES PAID                               --                                                          --
15. SECURED/RENTAL/LEASES                                       --        5,070                                          5,070
16. UTILITIES                                                   --          342                                            342
17. INSURANCE                                                   --          844                                            844
18. INVENTORY PURCHASES                                         --                                                          --
19. VEHICLE EXPENSE                                             --                                                          --
20. TRAVEL                                                      --                                                          --
21. ENTERTAINMENT                                               --                                                          --
22. REPAIRS & MAINTENANCE                                       --                                                          --
23. SUPPLIES                                                    --                                                          --
24. ADVERTISING                                                                                                             --
25. OTHER                                          --           --        1,724       --        --          --           1,724
              LOAN PAYMENTS                                                  --       --                                    --
                 FREIGHT                                        --                                                          --
                 CONTRACT LABOR                                 --                                                          --
                 401 K PAYMENTS                                 --                                                          --
                 PAYROLL TAX ADVANCE ADP                                                                                    --
                 WAGE GARNISHMENTS                                                                                          --
                 MISC.                                          --        1,724                                          1,724

26. TOTAL OPERATING DISBURSEMENTS                  --           --       25,974       --        --          --          25,974

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                                                                       --
28. US TRUSTEE FEES                                                          --                                             --
29. OTHER                                                                                                                   --
30. TOTAL REORGANIZATION EXPENSE                   --           --           --       --        --          --              --

31. TOTAL DISBURSEMENTS                            --           --       25,974       --        --          --          25,974

32. NET CASH FLOW                                  --           --    2,051,650       --        --          --
                                                                                                                     2,051,650

33. CASH - END OF MONTH                            --           --    4,866,245       --        --          --       4,866,245

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40788-BJH-11

                                                 SCHEDULED              MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT              APR-02              MAY-02             MONTH
-------------------------                       -----------         -----------         -----------         ---------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +                                                               300,000             300,000
5.   Total Accounts Receivable                            0             300,000             300,000
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)                 0             300,000             300,000

AGING OF POST PETITION                                         MONTH:     May-02
TAXES AND PAYABLES                                                   -----------

                                   0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                       DAYS         DAYS         DAYS       DAYS      TOTAL
-------------                      ------      -------      -------      ----      -----
1.  Federal                                                                            0
2.  State                                                                              0
3.  Local                                                                              0
4.  Other (See below)               5,221                                          5,221
5.  Total Taxes Payable             5,221            0            0         0      5,221
6.  Accounts Payable                                                                   0

STATUS OF POST PETITION TAXES                                  MONTH:     May-02
                                                                     -----------

                                      BEGINNING TAX      AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                LIABILITY *       AND/OR ACCRUED       (AMOUNT PAID)      LIABILITY
-------                               -------------      ---------------      -------------      ----------
1.   Withholding **                                          (4,286)               4,286                  0
2.   FICA - Employee **                                        (686)                 686                  0
3.   FICA - Employer **                                        (686)                 686                  0
4.   Unemployment                                                 0                    0                  0
5.   Income                                                                                               0
6.   Other (Attach List)
7.   Total Federal Taxes                     0               (5,658)               5,658                  0

STATE AND LOCAL

8.   Withholding                                                                       0                  0
9.   Sales                                                                                                0
10.  Excise                                                                                               0
11.  Unemployment                                                                      0                  0
12.  Real Property (FOOTNOTE)            5,221                                                        5,221
13.  Personal Property                                                                                    0
14.  Other (Attach List)                                                                                  0
15.  Total State And Local               5,221                    0                    0              5,221
16.  Total Taxes                         5,221               (5,658)               5,658              5,221

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40788-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:     May-02
                                                                     -----------

BANK RECONCILIATIONS                              Account # 1               Account # 2
--------------------                            ---------------           ---------------
A.   BANK:                                      Bank of America           Bank of America        Other Accounts
B.   ACCOUNT NUMBER:                               1295026976               3751629012            (Attach List)          TOTAL
C.   PURPOSE (TYPE):                           Operating Account      DIP Disbursement Account
1.   Balance Per Bank Statement                         116,032                    23,669           4,727,042           4,866,743
2.   Add: Total Deposits Not Credited                                                                       0                   0
3.   Subtract: Outstanding Checks                                                    (498)                  0                (498)
4.   Other Reconciling Items                                                                                0                   0
5.   Month End Balance Per Books                        116,032                    23,171           4,727,042           4,866,245
6.   Number of Last Check Written                       N/A                      N/A

INVESTMENT ACCOUNTS

                                                      DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                       OF PURCHASE       INSTRUMENT        PURCHASE PRICE          CURRENT VALUE
---------------------------                       -----------       ----------        --------------          -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                        0                          0

CASH

12.  Currency On Hand                                                                                                    0
13.  Total Cash - End of Month                                                                                   4,866,245

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                        SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 5

                                                               MONTH:     May-02
                                                                     -----------

BANK RECONCILIATIONS                        Account # 3           Account # 4           Account # 5
--------------------                     -----------------     -----------------     -----------------
A.   BANK:                               Bank of America/            Bank                  Bank
                                           Nations Funds          of America            of America           TOTAL
B.   ACCOUNT NUMBER:                          846713              3751775241            3750801912         OTHER BANK
C.   PURPOSE (TYPE):                      Kevco, Inc. S-T                                                   ACCOUNTS
                                            Investment             Stay Pay             Payroll-Mgmt
1.   Balance Per Bank Statement              2,617,105              88,200                 3,966           2,709,271
2.   Add: Total Deposits Not Credited                                                                              0
3.   Subtract: Outstanding Checks                                                                                  0
4.   Other Reconciling Items                                                                                       0
5.   Month End Balance Per Books             2,617,105              88,200                 3,966           2,709,271
6.   Number of Last Check Written                  N/A                 N/A                   N/A

INVESTMENT ACCOUNTS

                                                      DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                       OF PURCHASE       INSTRUMENT        PURCHASE PRICE          CURRENT VALUE
---------------------------                       -----------       ----------        --------------          -------------
A.

B.

C.

D.

     TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                0                      0

CASE NAME:        KEVCO MANAGEMENT, INC.                       2ND SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 5

                                                               MONTH:     May-02
                                                                     -----------

BANK RECONCILIATIONS                        Account # 6
--------------------                     -----------------
A.   BANK:                                Bank of America                                                     TOTAL
B.   ACCOUNT NUMBER:                         3751930222                                                    OTHER BANK
C.   PURPOSE (TYPE):                      RESTRICTED FUNDS                                                  ACCOUNTS
1.   Balance Per Bank Statement              2,017,771                                                      2,017,771
2.   Add: Total Deposits Not Credited                                                                               0
3.   Subtract: Outstanding Checks                                                                                   0
4.   Other Reconciling Items                                                                                        0
5.   Month End Balance Per Books             2,017,771                                                      2,017,771
6.   Number of Last Check Written                  N/A

INVESTMENT ACCOUNTS

                                                      DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                        OF PURCHASE       INSTRUMENT        PURCHASE PRICE          CURRENT VALUE
---------------------------                        -----------       ----------        --------------          -------------
A.

B.

C.

D.

     TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                0                      0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11
                                                               MONTH:     May-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                        TYPE OF                AMOUNT               TOTAL PAID
             NAME                       PAYMENT                 PAID                 TO DATE
             ----                   ---------------            ------               ----------
1.    Sharon Romere                 Expense Reimb.                                     1,949
2.    Joe Tomczak                   Expense Reimb.                                       626
3.    John Wittig                   Expense Reimb.                                       263
4.    Sharon Romere                 Payroll                                          126,246
5.    Joe Tomczak                   Payroll                                          177,884
6.    John Wittig                   Payroll                                          144,039
7.    Wil Simpson                   Payroll                     12,336               246,297
      Other (see attached)                                           0               132,293
8.    Total Payments To Insiders                                12,336               829,597


                                 PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                               TOTAL
                                       AUTHORIZING            AMOUNT           AMOUNT        TOTAL PAID        INCURRED &
             NAME                        PAYMENT             APPROVED           PAID          TO DATE            UNPAID*
             ----                      -----------           --------          ------        ----------        ----------
1.   Haynes and Boone                   3/20/2001            1,272,064                            1,272,064
2.   Lain, Faulkner & Co., P.C.         3/20/2001              327,594                              327,594
3.   Baker & McKenzie                   3/20/2001              288,151                              288,151
4.   Gordion Group                      3/20/2001               17,438                               17,438
5.   (Attach List)                                             139,106            0                 139,106
6.   Total Payments To                                       2,044,353            0               2,044,353         0
     Professionals

   * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                       SCHEDULED               AMOUNTS                    TOTAL
                                        MONTHLY                 PAID                     UNPAID
                                       PAYMENTS                DURING                     POST
     NAME OF CREDITOR                    DUE                    MONTH                   PETITION
     ----------------                  ---------               -------                 ----------
1.   Bank of America                      N/A                                          13,858,277
2.   Leases Payable                                                                          none
3.
4.
5.   (Attach List)
6.   TOTAL                                  0                     0                    13,858,277

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                         MONTH:     May-02
                                                                     -----------

                                    INSIDERS

                                        TYPE OF                AMOUNT               TOTAL PAID
             NAME                       PAYMENT                 PAID                 TO DATE
             ----                   ---------------            ------               ----------
A.   Bill Estes                     Director's Fees                                    13,000
B.   Peter McKee                    Director's Fees                                    12,000
C.   Richard Nevins                 Director's Fees                                    13,000
D.   Wingate Partners               Management Fee                                     89,390
E.   Wingate Partners               Expense Reimb.                                      3,984
F.   Wil Simpson                    Expense Reimb.                                        919
G.
H.
TOTAL OTHER PAYMENTS TO INSIDERS -  LINE 5                                            132,293

                                 PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                               TOTAL
                                       AUTHORIZING            AMOUNT           AMOUNT        TOTAL PAID        INCURRED &
             NAME                        PAYMENT             APPROVED           PAID          TO DATE            UNPAID*
             ----                      -----------           --------          ------        ----------        ----------
A.   Ernst & Young                    3/20/2001                65,764                        65,764
B.   Mark MacDonald & Assoc.          3/20/2001                49,382                        49,382
C.   David T. Roberts                 3/20/2001                23,960                        23,960
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO PROFESSIONALS - LINE 5                139,106                       139,106

   * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                       SCHEDULED               AMOUNTS                    TOTAL
                                        MONTHLY                 PAID                     UNPAID
                                       PAYMENTS                DURING                     POST
     NAME OF CREDITOR                    DUE                    MONTH                   PETITION
     ----------------                  ---------               -------                 ----------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:      401-40788-BJH-11                             MONTH:     May-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                                  YES       NO
                                                                                                                  ---       --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                       X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.   Have any Post Petition Loans been received by the debtor from any party?                                                X

6.   Are any Post Petition Payroll Taxes past due?                                                                           X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.   Are any Post Petition Real Estate Taxes past due?                                                                       X

9.   Are any other Post Petition Taxes past due?                                                                             X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                             X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12.  Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                  YES       NO
                                                                                                                  ---       --
1.       Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?           X

2.       Are all premium payments paid current?                                                                    X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

TYPE OF POLICY                               CARRIER                      PERIOD COVERED                 PAYMENT AMOUNT & FREQUENCY
--------------                               -------                   --------------------              --------------------------
Property, General Liability, Auto       Aon Risk Services                 3/1/02--9/1/02                 Semi-Annual        $98,598
D & O Liability                         Great American Insurance       11/1/2001-10/31/2004              Annual             $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40788-BJH-11                          ACCRUAL BASIS

                                                            MONTH:        May-02
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER    FOOTNOTE / EXPLANATION
-------    -----------    ----------------------
   1            1         Pursuant to the February 12, 2001 Order (1)
   3            1         Authorizing Continued Use of Existing Forms and
                          Records; (2) Authorizing Maintenance of Existing
                          Corporate Bank Accounts and Cash Management System;
                          and (3) Extending Time to Comply with 11 U.S.C.
                          Section 345 Investment Guidelines, funds in the Bank
                          of America and Key Bank deposit accounts are swept
                          daily into Kevco's lead account number 1295026976.
                          The Bank of America lead account is administered by,
                          and held in the name of Kevco Management Co.
                          Accordingly, all cash receipts and disbursements
                          flow through Kevco Management's Bank of America DIP
                          account.  A schedule allocating receipts and
                          disbursements among Kevco, Inc. and its subsidiaries
                          is included in this report as a Supplement to Accrual
                          Basis - 3.

   1            2         During May 2002, Kevco Manufacturing, LP and Kevco
                          Distribution, LP sold real property located in Indiana
                          and Georgia. Financial details of the transactions are
                          in the affiliated Debtor Monthly Operating Reports.

   1            4         In September 2001, Liberty Mutual, Debtor's Workman's
                          Compensation carrier, drew $300,000 on a letter of
                          credit issued during 2000. Debtor believes, after a
                          final audit of its Workman's Compensation account,
                          that the amount drawn will be refunded in full.

   1            7         Prepaid Expenses consist primarily of professional
                          fee retainers.

   1           15         Intercompany receivables/payables are from/to
   1           27A        co-debtors Kevco Manufacturing, LP (Case No.
   7            3         401-40784-BJH-11), Kevco Distribution, LP
                          (Case No. 401-40789-BJH-11), Kevco Holding, Inc.
                          (Case No. 401-40785-BJH-11), DCM Delaware, Inc.
                          (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                          (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                          (Case No. 401-40790-BJH-11), and Kevco, Inc.
                          (Case No. 401-40783-BJH-11). Changes in intercompany
                          have not been reflected as post-petition assets
                          and liabilities.

   1           18         Property tax liabilities represent accruals of tax
   4           12         and are not yet due.

   1           22         The Debtor records on its books accruals for certain
                          liabilities based on historical estimates.  While the
                          known creditors were listed on the Debtor's Schedules,
                          the estimated amounts were not.  Accordingly, for
                          purposes of this report, the accrued liabilities are
                          reflected as post-petition "Accrued Liabilities."

   1           24         Adjustments to equity are due to secured debt
   1           32         reductions pursuant to the sales of Kevco
                          Manufacturing, LP's operating divisions, the asset
                          sale of the South Region of Kevco Distribution, as
                          well as direct cash payments. The secured debt owed
                          to Bank of America by Kevco, Inc. (Case No.
                          401-40783-BJH-11) has been guaranteed by all of its
                          co-debtors (see Footnote 1,15); therefore, the
                          secured debt is reflected as a liability on all of
                          the Kevco entities.  The charge to equity is simply
                          an adjustment to the balance sheet.

   1           25         Pursuant to Order dated February 12, 2001 and
                          Supplemental Order dated March 14, 2001, debtors were
                          authorized to pay pre-petition salaries and wages up
                          to a maximum of $4,300 per employee.  Debtors were
                          also (a) allowed to pay accrued vacation to terminated
                          employees and (b) permitted to continue allowing
                          employees to use vacation time as scheduled.